OPPENHEIMER CONVERTIBLE SECURITIES FUND

Supplement dated July 20, 2009 to the Prospectus

and Statement of Additional Information dated April 30, 2009

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of Oppenheimer Convertible Securities Fund (the "Fund"), and is in addition to any other supplements.

1. The reorganization of Oppenheimer Convertible Securities Fund with and into Oppenheimer Capital Income Fund (the "Merger"), originally scheduled for Friday, July 17, 2009, has been postponed. The Fund has adjourned the shareholder meeting in order to solicit additional votes on the Merger proposal. The shareholder meeting is expected to be held on July 31, 2009 with the Merger occurring on August 7, 2009.  Michelle Borré, CFA, has been appointed portfolio manager of the Fund until the Merger with Capital Income Fund has been finalized.

2. The section titled "How the Fund is Managed – Portfolio Manager," on page 17 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Michelle Borré, who is primarily responsible for the day-to-day management of the Fund's investments. Ms. Borré has been a portfolio manager of the Fund since July 20, 2009.

Ms. Borré has been a Vice President of the Manager since April 2009 and was a Senior Research Analyst of the Manager from February 2003 to April 2009.  She held various positions, including Managing Director and Partner, at J&W Seligman between July 1996 and January 2003. Ms. Borré was an Adjunct Assistant Professor of Finance and Economics at Columbia Business School from 2003 to 2005 and served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School from 2004 to 2005.

3. The section titled "Portfolio Manager," on page 27 of the SAI, is deleted in its entirety and replaced by the following:

Portfolio Manager.  The Fund's portfolio is managed by Michelle Borré (referred to as the "Portfolio Manager").  She is the person responsible for the day-to-day management of the Fund's investments.

4. The first paragraph in the section titled "Other Accounts Managed," on page 27 of the SAI, is deleted in its entirety and replaced by the following:

Other Accounts Managed.  In addition to managing the Fund's investment portfolio, the Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information, as of June 30, 2009, regarding the other portfolios managed by the Portfolio Manager. No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[1,2]
Michelle Borré[3]	1	$1,400	0	0	0	0

1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
3. Ms. Borré did not become portfolio manager until July 20, 2009.

5. The section titled "Ownership of Fund Shares" on page 28 of the SAI, including the table, is deleted in its entirety and replaced by the following:

Ownership of Fund Shares. As of July 20, 2009, the Portfolio Manager did not own any shares of the Fund.

July 20, 2009

PS0345.027